EATON VANCE COMMODITY STRATEGY FUND

Supplement to Statement of Additional Information dated April 7, 2010

1. The following is added as the last paragraph under "INVESTMENT RESTRICTIONS":

For purposes of determining compliance with the requirement that the Fund invest primarily in commodity-linked derivative instruments backed by a portfolio of long and short postions in fixed income securities, the net notional value of long and short derivative positions is included.

July 19, 2010